Exhibit 99.1
Moog Inc. ▪ East Aurora, New York ▪ 14052 ▪ 716-652-2000

Press Information

Release Date:	January 24, 2025
IMMEDIATE

Moog Inc. Reports First Quarter 2025 Results with Increased Sales, Enhanced Margins and Significant Bookings

East Aurora, NY -- Moog Inc. (NYSE: MOG.A and MOG.B), a worldwide designer, manufacturer and systems integrator of high-performance precision motion and fluid controls and control systems, today reported fiscal first quarter 2025 diluted earnings per share of $1.64 and adjusted diluted earnings per share of $1.78, which includes an out-of-period warranty expense.

(in millions, except per share results)	Three Months Ended
	Q1 2025	Q1 2024	Deltas
Net sales	$910	$857	6%
Operating margin (1)	11.1%	11.0%	10 bps
Adjusted operating margin (1)	11.8%	11.3%	50 bps
Diluted net earnings per share (2)	$1.64	$1.48	11%
Adjusted diluted net earnings per share (2)	$1.78	$1.53	16%
Net cash provided (used) by operating activities	$(132)	$60	$(193)
Free cash flow	$(165)	$(2)	$(163)
See the reconciliations of adjusted financial results and free cash flow to reported results included in the financial statements herein for the periods ended December 28, 2024 and December 30, 2023.
(1) Q1 2025 includes 80 basis points for an out-of-period warranty expense. (2) Q1 2025 includes $0.18 for an out-of-period warranty expense.

Quarter Highlights

•Net sales increased due to growth in aerospace and defense businesses, while sales declined in the Industrial segment, in part due to divestitures.
•Operating margin increased due to benefits of simplification initiatives and improved operations, mostly offset by higher restructuring and other charges. Adjusted operating margin, excluding these charges, expanded across all of our segments.
•Commercial Aircraft operating profit includes an $8 million out-of-period warranty expense.
•Diluted earnings per share increased due to the incremental operating profit from higher sales.
•Adjusted diluted earnings per share increased due to the incremental operating profit from both higher sales and margin enhancement across all of our segments.
•Free cash flow use was driven by working capital requirements.
•Bookings of $1.3 billion were driven by record orders in Space and Defense and strong orders in Commercial Aircraft.
•Twelve-month backlog remained steady at $2.5 billion, as growth in Space and Defense was offset by declines in Industrial due to the impact of the divestitures and weaker foreign currencies.

"We have delivered a great quarter with strong sales growth, impressive bookings and solid margin enhancement," said Pat Roche, CEO. "We are delivering value for our customers and are being rewarded with significant program wins. Our operational initiatives will deliver continued margin enhancement and strong free cash flow in the second half of 2025."

Exhibit 99.1
Segment Results
Sales in the first quarter of 2025 increased compared to the first quarter of 2024, driven by defense growth in Space and Defense and in Military Aircraft, and by aftermarket demand in Commercial Aircraft. These increases were partially offset by a sales decline in Industrial. Space and Defense sales increased 8% to $248 million, supported by broad-based demand. Military Aircraft sales increased 15% to $213 million, driven by the ramp-up of activity on the FLRAA program and new production programs. Commercial Aircraft sales increased 14% to $221 million, reflecting strong repair activity and initial provisioning of spares. Industrial sales decreased 7% to $228 million, half due to the lost sales associated with our portfolio shaping activities.

Operating margin increased 10 basis points to 11.1% in the first quarter of 2025 compared to the first quarter of 2024. Space and Defense operating margin increased 50 basis points to 11.5% due to sales growth, partially offset by investments to prepare for upcoming major programs. Military Aircraft operating margin increased 20 basis points to 10.7%, driven by increased activity on the FLRAA program and lower research and development expenses, partially offset by an unfavorable sales mix. Commercial Aircraft operating margin increased 40 basis points to 11.0%, driven by higher levels of aftermarket sales, offset by a 340 basis-point out-of-period warranty expense. Excluding this warranty expense, Commercial Aircraft operating margin would have been 14.4% in the first quarter of 2025. Industrial operating margin decreased 60 basis points to 11.2%, due to restructuring and other charges.

Adjusted operating margin excludes $6 million and $2 million in restructuring and other charges in the first quarter of 2025 and 2024, respectively. Industrial adjusted operating margin increased 60 basis points to 13.2% in the first quarter of 2025 compared to the first quarter of 2024, driven by simplification initiatives.

Free Cash Flow Results
Free cash flow in the first quarter was a use of cash of $165 million driven by working capital requirements. Physical inventories grew to support future sales growth. In addition, free cash flow was negatively impacted by the timing of collections and compensation payments.

2025 Financial Guidance

"Fiscal year 2025 is shaping up to be another strong year, with growth in sales, continued operating margin expansion and enhanced free cash flow generation," said Jennifer Walter, CFO. "Both pricing and simplification will drive our operating margin expansion this year, while our focus on optimizing our planning and sourcing activities will contribute to our significant cash generation in the back half of the year."

(in millions, except per share results)
	FY 2025 Guidance
	Current	Previous
Net sales	$3,700	$3,700
Operating margin	12.9%	13.0%
Adjusted operating margin	13.0%	13.0%
Diluted net earnings per share(1)	$8.06	$8.20
Adjusted diluted net earnings per share	$8.20	$8.20
Free cash flow conversion	50 - 75%	50 - 75%
(1) Diluted net earnings per share figures are forecasted to be within range of +/- $0.20.

Diluted net earnings per share for the second quarter of 2025 is forecasted to be $1.75, plus or minus $0.10.

Conference call information

In conjunction with today’s release, Pat Roche, CEO, and Jennifer Walter, CFO, will host a conference call today beginning at 10:00 a.m. ET, which will be simultaneously broadcast live online. Listeners can access the call and supplemental financial materials at www.moog.com/investors/communications.

Exhibit 99.1
Cautionary Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which can be identified by words such as: “may,” “will,” “should,” “believes,” “expects,” “expected,” “intends,” “plans,” “projects,” “approximate,” “estimates,” “predicts,” “potential,” “outlook,” “forecast,” “anticipates,” “presume,” “assume” and other words and terms of similar meaning (including their negative counterparts or other various or comparable terminology). These forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995, are neither historical facts nor guarantees of future performance and are subject to several factors, risks and uncertainties, the impact or occurrence of which could cause actual results to differ materially from the expected results described in the forward-looking statements.

Although it is not possible to create a comprehensive list of all factors that may cause our actual results to differ from the results expressed or implied by our forward-looking statements or that may affect our future results, some of these factors and other risks and uncertainties are described in Item 1A “Risk Factors” of our Annual Report on Form 10-K and in our other periodic filings with the Securities and Exchange Commission (“SEC”) and include, but are not limited to, risks relating to: (i) our operation in highly competitive markets with competitors who may have greater resources than we possess; (ii) our operation in cyclical markets that are sensitive to domestic and foreign economic conditions and events; (iii) our heavy dependence on government contracts that may not be fully funded or may be terminated; (iv) supply chain constraints and inflationary impacts on prices for raw materials and components used in our products; (v) failure of our subcontractors or suppliers to perform their contractual obligations; and (vi) our accounting estimations for over-time contracts and any changes we need to make thereto. You should evaluate all forward-looking statements made in this press release in the context of these risks and uncertainties.

While we believe we have identified and discussed in our SEC filings the material risks affecting our business, there may be additional factors, risks and uncertainties not currently known to us or that we currently consider immaterial that may affect the forward-looking statements we make herein. Given these factors, risks and uncertainties, investors should not place undue reliance on forward-looking statements as predictive of future results. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to update any forward-looking statement made in this press release, except as required by applicable law.

Contact: Aaron Astrachan
716.687.4225

Exhibit 99.1

Moog Inc.
CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
(dollars in thousands, except per share data)

	Three Months Ended
	December 28, 2024	December 30, 2023
Net sales	$910,315	$856,850
Cost of sales	668,040	623,651
Gross profit	242,275	233,199
Research and development	23,605	30,579
Selling, general and administrative	127,781	118,725
Interest	17,002	16,694
Restructuring	3,784	1,889
Other	1,524	2,701
Earnings before income taxes	68,579	62,611
Income taxes	15,466	14,799
Net earnings	$53,113	$47,812

Net earnings per share
Basic	$1.66	$1.50
Diluted	$1.64	$1.48

Weighted average common shares outstanding
Basic	31,971,462	31,902,101
Diluted	32,407,293	32,249,313

Exhibit 99.1

Moog Inc.
RECONCILIATION TO ADJUSTED NET EARNINGS BEFORE TAXES, INCOMES TAXES, NET EARNINGS AND DILUTED NET EARNINGS PER SHARE (UNAUDITED)
(dollars in thousands)

	Three Months Ended
	December 28, 2024	December 30, 2023
As Reported:
Earnings before income taxes	$68,579	$62,611
Income taxes	15,466	14,799
Effective income tax rate	22.6%	23.6%
Net earnings	53,113	47,812
Diluted net earnings per share	$1.64	$1.48

Restructuring and Other Charges:
Earnings before income taxes	$6,056	$1,889
Income taxes	1,512	498
Net earnings	4,544	1,391
Diluted net earnings per share	$0.14	$0.04

As Adjusted:
Earnings before income taxes	$74,635	$64,500
Income taxes	16,978	15,297
Effective income tax rate	22.7%	23.7%
Net earnings	57,657	49,203
Diluted net earnings per share	$1.78	$1.53
The diluted net earnings per share associated with the adjustments in the table above may not reconcile when totaled due to rounding.
Results shown above have been adjusted to exclude impacts associated with restructuring and other charges related to continued portfolio shaping and footprint rationalization activities. While management believes that these adjusted financial measures may be useful in evaluating the financial condition and results of operations of the Company, this information should be considered supplemental and is not a substitute for financial information prepared in accordance with GAAP.

Exhibit 99.1

Moog Inc.
CONSOLIDATED SALES AND OPERATING PROFIT (UNAUDITED)
(dollars in thousands)

	Three Months Ended
	December 28, 2024	December 30, 2023
Net sales:
Space and Defense	$247,784	$230,128
Military Aircraft	213,420	186,244
Commercial Aircraft	220,923	194,222
Industrial	228,188	246,256
Net sales	$910,315	$856,850
Operating profit:
Space and Defense	$28,539	$25,297
	11.5%	11.0%
Military Aircraft	22,916	19,589
	10.7%	10.5%
Commercial Aircraft	24,204	20,626
	11.0%	10.6%
Industrial	25,498	29,024
	11.2%	11.8%
Total operating profit	101,157	94,536
	11.1%	11.0%
Deductions from operating profit:
Interest expense	17,002	16,694
Equity-based compensation expense	4,325	4,165
Non-service pension expense	1,946	3,187
Corporate and other expenses, net	9,305	7,879
Earnings before income taxes	$68,579	$62,611

Exhibit 99.1

Moog Inc.
RECONCILIATION TO ADJUSTED OPERATING PROFIT AND MARGINS (UNAUDITED)
(dollars in thousands)

	Three Months Ended
	December 28, 2024	December 30, 2023
Space and Defense operating profit - as reported	$28,539	$25,297
Restructuring and other	930	—
Space and Defense operating profit - as adjusted	$29,469	$25,297
	11.9%	11.0%

Military Aircraft operating profit - as reported	$22,916	$19,589
Restructuring and other	591	—
Military Aircraft operating profit - as adjusted	$23,507	$19,589
	11.0%	10.5%

Commercial Aircraft operating profit - as reported and adjusted	$24,204	$20,626
	11.0%	10.6%

Industrial operating profit - as reported	$25,498	$29,024
Restructuring and other	4,535	1,889
Industrial operating profit - as adjusted	$30,033	$30,913
	13.2%	12.6%

Total operating profit - as adjusted	$107,213	$96,425
	11.8%	11.3%
While management believes that these adjusted financial measures may be useful in evaluating the financial condition and results of operations of the Company, this information should be considered supplemental and is not a substitute for financial information prepared in accordance with GAAP.

Exhibit 99.1

Moog Inc.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(dollars in thousands)

	December 28, 2024	September 28, 2024
ASSETS
Current assets
Cash and cash equivalents	$73,448	$61,694
Restricted cash	360	123
Receivables, net	472,310	419,971
Unbilled receivables	735,759	709,014
Inventories, net	886,088	863,702
Prepaid expenses and other current assets	77,783	86,245
Total current assets	2,245,748	2,140,749
Property, plant and equipment, net	934,087	929,357
Operating lease right-of-use assets	56,744	52,591
Goodwill	818,503	833,764
Intangible assets, net	59,469	63,479
Deferred income taxes	24,219	20,991
Other assets	54,242	52,695
Total assets	$4,193,012	$4,093,626
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$267,054	$292,988
Accrued compensation	68,366	101,127
Contract advances and progress billings	293,550	299,732
Accrued liabilities and other	284,849	305,180
Total current liabilities	913,819	999,027
Long-term debt, excluding current installments	1,104,151	874,139
Long-term pension and retirement obligations	162,222	167,161
Deferred income taxes	26,080	27,738
Other long-term liabilities	171,962	164,928
Total liabilities	2,378,234	2,232,993
Shareholders’ equity
Common stock - Class A	43,844	43,835
Common stock - Class B	7,436	7,445
Additional paid-in capital	777,060	784,509
Retained earnings	2,712,875	2,668,723
Treasury shares	(1,141,242)	(1,082,240)
Stock Employee Compensation Trust	(186,219)	(194,049)
Supplemental Retirement Plan Trust	(156,865)	(163,821)
Accumulated other comprehensive loss	(242,111)	(203,769)
Total shareholders’ equity	1,814,778	1,860,633
Total liabilities and shareholders’ equity	$4,193,012	$4,093,626

Exhibit 99.1

Moog Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(dollars in thousands)

	Three Months Ended
	December 28, 2024	December 30, 2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net earnings	$53,113	$47,812
Adjustments to reconcile net earnings to net cash provided (used) by operating activities:
Depreciation	23,478	20,927
Amortization	2,323	2,720
Deferred income taxes	(3,577)	(4,547)
Equity-based compensation expense	4,325	4,165
Other	2,708	(2,478)
Changes in assets and liabilities providing (using) cash:
Receivables	(63,037)	58,887
Unbilled receivables	(31,073)	(51,015)
Inventories	(48,711)	(46,852)
Accounts payable	(22,973)	(5,752)
Contract advances and progress billings	(1,314)	64,171
Accrued expenses	(29,372)	(31,814)
Accrued income taxes	(9,698)	12,324
Net pension and post retirement liabilities	1,555	2,957
Other assets and liabilities	(10,031)	(11,114)
Net cash provided (used) by operating activities	(132,284)	60,391
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisitions of businesses, net of cash acquired	—	(5,212)
Purchase of property, plant and equipment	(32,778)	(37,416)
Net proceeds from businesses sold	13,487	—
Other investing transactions	169	(479)
Net cash provided (used) by investing activities	(19,122)	(43,107)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from revolving lines of credit	426,500	279,500
Payments on revolving lines of credit	(197,000)	(223,000)
Payments on finance lease obligations	(2,745)	(1,286)
Payment of dividends	(8,961)	(8,619)
Proceeds from sale of treasury stock	—	581
Purchase of outstanding shares for treasury	(55,692)	(8,711)
Proceeds from sale of stock held by SECT	9,665	5,001
Purchase of stock held by SECT	(8,087)	(4,561)
Other financing transactions	(439)	—
Net cash provided (used) by financing activities	163,241	38,905
Effect of exchange rate changes on cash	(2,564)	1,495
Increase (decrease) in cash, cash equivalents and restricted cash	9,271	57,684
Cash, cash equivalents and restricted cash at beginning of year (1)	64,537	69,144
Cash, cash equivalents and restricted cash at end of period	$73,808	$126,828
(1) Beginning of year cash balance at September 29, 2024 includes cash related to assets held for sale of $2,720.

Exhibit 99.1

Moog Inc.
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW (UNAUDITED)
(dollars in thousands)

	Three Months Ended
	December 28, 2024	December 30, 2023
Net cash provided (used) by operating activities	$(132,284)	$60,391
Purchase of property, plant and equipment	(32,778)	(37,416)
Receivables Purchase Agreement	—	(25,000)
Free cash flow	$(165,062)	$(2,025)
Adjusted net earnings	$57,657	$49,203
Free cash flow conversion	(286)%	(4)%
Free cash flow is defined as net cash provided (used) by operating activities, less purchase of property, plant and equipment, less the benefit from the Receivables Purchase Agreement. Free cash flow conversion is defined as free cash flow divided by adjusted net earnings. Free cash flow and free cash flow conversion are not measures determined in accordance with GAAP and may not be comparable with the measures as used by other companies. However, management believes these adjusted financial measures may be useful in evaluating the liquidity, financial condition and results of operations of the Company. This information should be considered supplemental and is not a substitute for financial information prepared in accordance with GAAP.